UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

COSINE COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-30715 (Commission File Number)	94-3280301 (I.R.S. Employer Identification No.)

1200 Bridge Parkway, Redwood City California (Address of principal executive offices)	94065 (Zip Code)

Registrant’s telephone number, including area code: (650) 637-4777

Not Applicable
(Former name or former address, if changed since last report)

     The information in this Form 8-K, including the exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Furthermore, the information in this Form 8-K, including the exhibits, shall not be deemed incorporated by reference into the filings of CoSine Communications, Inc. under the Securities Act of 1933.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Text of press release dated July 22, 2003 and accompanying balance sheet and statement of operations

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 22, 2003, CoSine Communications, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release and accompanying balance sheet and statement of operations is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSINE COMMUNICATIONS, INC. (Registrant)

Date:	July 22, 2003

/s/ Terry Gibson Terry Gibson Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 22, 2003 and accompanying balance sheet and statement of operations issued by CoSine Communications, Inc.